EXHIBIT 99.(a)

          Certification Pursuant to 18 U.S.C. Section 1350, As Adopted

            Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

     I, Csaba Toro, the Chief Executive Officer of Euroweb International Corp. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: April 10, 2003



                                                      /s/Csaba Toro
                                                   Name: Csaba Toro
                                                  Title: Chief Executive Officer